UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2006
Bookham, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
2584 Junction Avenue, San Jose, California 95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
Effective May 26, 2006, the Audit Committee of the Board of Directors of Bookham, Inc. (the “Company”) approved the engagement of Ernst & Young LLP of San Jose, California (“E&Y US”) as the Company’s independent registered public accounting firm for the fiscal year ended July 1, 2006, thereby replacing and dismissing Ernst & Young LLP of Reading, England (“E&Y UK”). This change was made because the Company’s financial management and consolidated financial accounting and reporting functions are now based in the Company’s corporate headquarters in San Jose, California, USA.
The reports of E&Y UK on the consolidated financial statements of the Company as of July 2, 2005 and July 3, 2004, and for the fiscal year ended July 2, 2005, the six month period ended July 3, 2004, and each of the two years in the period ended December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than, in the case of the report on the consolidated financial statements of the Company as of July 2, 2005 and for the fiscal year ended July 2, 2005, to include an explanatory paragraph relating to the Registrant’s ability to continue as a going concern.
During the fiscal year ended July 2, 2005, the six month period ended July 3, 2004, each of the two years in the period ended December 31, 2003 and through the subsequent interim periods, there were no disagreements between the Company and E&Y UK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y UK, would have caused E&Y UK to make reference to the subject matter of the disagreements in connection with its report.
During the Company’s fiscal year ended July 2, 2005, the six month period ended July 3, 2004, each of the two years in the period ended December 31, 2003 and through the subsequent interim periods, there were no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. The report of E&Y UK on internal control over financial reporting as of September 8, 2005 expressed an unqualified opinion on management’s assessment of the effectiveness of internal control over financial reporting and an adverse opinion on the effectiveness of internal control over financial reporting because of the existence of certain material weaknesses described in Item 9A(c) of the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2005. The Company has provided E&Y UK a copy of the disclosures in this Form 8-K and has requested that E&Y UK furnish it with a letter addressed to the Securities and Exchange Commission stating whether E&Y UK agrees with the Company’s statements in this Item 4.01. A copy of the letter dated May 26, 2006 furnished by E&Y UK in response to that request is filed as Exhibit 16.1 to this Form 8-K.
During the Company’s fiscal year ended July 2, 2005, the six month period ended July 3, 2004, each of the two years in the period ended December 31, 2003 and through the subsequent interim periods, the Company did not consult with E&Y US regarding matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: May 30, 2006	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP of Reading, England dated May 26, 2006.